                                                                  Exhibit 23.2


                         RALPH E. DAVIS ASSOCIATES, INC.

                     CONSULTANTS - PETROLEUM AND NATURAL GAS
                          3555 TIMMONS LANE, SUITE 1105
                              HOUSTON, TEXAS 77027
                                 (713) 626-8955






                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to the use of our name and the reference to our reports dated October 22, 1999 in the Form 10-K of Castle Energy Corporation for the year ended September 30, 1999.

                                           RALPH E. DAVIS ASSOCIATES, INC.


                                           /s/ALLEN C. BARRON
                                           -------------------------------
                                           Allen C. Barron, P.E.
                                           Vice President






Houston, Texas
December 3, 1999